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                                                                   Exhibit 10.13

DATE OF AMENDMENT: JANUARY 22, 2001         AMENDMENT TO LETTER OF CREDIT NO.:
                                            1S50087912
                                            DATE OF ISSUE: JUNE 25, 2000

ISSUING BANK:                               APPLICANT:
FLEET NATIONAL BANK                         WATTS INDUSTRIES, INC.
A MEMBER OF FLEET FINANCIAL GROUP           RT. 114 CHESTNUT ST
P.O. BOX 2197, MA ML SFTINT                 NO. ANDOVER, MA 01845
BOSTON MA 02106-2197


                                            BENEFICIARY:
                                            ZURICH-AMERICAN INSURANCE COMPANY
                                            ZURICH TOWERS, 9TH. FLOOR
                                            1400 AMERICAN LANE
                                            SCHAUMBURG IL601961056


THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

THE AMOUNT OF THIS CREDIT HAS BEEN INCREASED BY USD 750,000.00
THE AMOUNT OF THE CREDIT ISSUED NOW TOTALS USD 11,946,007.00


ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

                                                   /s/ [ILLEGIBLE]
                                                   --------------------
                                                   AUTHORIZED SIGNATURE

                      THIS DOCUMENT CONSISTS OF 1 PAGE(S).

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BankBoston, N.A.
Trade Services
Mail Code: S0-04-01
100 Federal Street
Boston, Massachusetts 02110

                                                               [BANKBOSTON LOGO]

Irrevocable Standby Letter of Credit           Date of Issue: June 25, 1999

                                               Letter of Credit Number:
                                               S-069-STBY-50087912


Beneficiary:

Zurich-American Insurance Company
Zurich Towers, 9th. Floor
1400 American Lane
Schaumburg, IL 60196-1056
Attn: Elizabeth Hook                                                633 786 0852

Applicant:

Watts Industries, Inc.
815 Chestnut Street
North Andover, MA 01845

Amount: 11,196,007.00 (Eleven million one hundred ninety six thousand seven and 00/100 U.S. Dollars)

Expiry Date: June 30, 2000 at our counters

We have established this clean irrevocable and unconditional Letter of Credit in your favor as beneficiary for drawings up to U.S. $ 11,196,007.00 effective immediately. This Letter of Credit is issued, presentable and payable at our office at BankBoston, N.A., Attn: Trade Services, M.C. 50-04-01, 100 Federal Street, Boston, MA 02110 and expires with our close of business on June 30, 2000. Except when the amount of this Letter of Credit is increased, this credit can not be modified or revoked without your consent.

The term "Beneficiary" includes any successor by operation of law of the named Beneficiary including, without limitation, any liquidator, rehabilitator, receiver or conservator, Drawings by any liquidator, rehabilitator, receiver or conservator shall be for the benefit of all of the beneficiary's policyholders.

                                contd. to page 2

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BankBoston, N.A.
Trade Services
Mail Code: S0-04-01
100 Federal Street
Boston, Massachusetts 02110

                                                               [BANKBOSTON LOGO]

                                     page 2

We hereby undertake to promptly honor your sight draft(s) drawn on us, indicating our Credit No. 5008912 for all or any part of this credit upon presentation of your draft drawn on us at our office specified hereinabove on or before the expiry date or any automatically extended expiry date.

Except as expressly stated herein, this undertaking is not subject to any agreement, requirement or qualification. The obligation of BankBoston, N.A. under this Letter of Credit is the individual obligation of BankBoston and is in no way contingent upon reimbursement with respect thereto, or upon our ability to perfect any lien, security interest or any other reimbursement.

This Letter of Credit is deemed to be automatically extended without amendment for one year from the current expiration date or any future expiration date, unless thirty (30) days prior to such expiration date, we notify you by registered or courier mail that we elect not to consider this Letter of Credit renewed for any such additional period.

This Letter of Credit is subject to and governed by the Laws of the State of New York and the 1993 revision of the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce (Publication 500) and in the event of any conflict, the State of New York will control. If this credit expires during an interruption of business as described in Article 17 of said Publication 500, the Bank hereby specifically agrees to effect payment if this credit is drawn against within 30 days after the resumption of business.

Should you have occasion to communicate with us regarding this credit, kindly direct your communication to the attention of our Letter of Credit Department, making reference to our Credit No. I-069-NEMM-50087009. Telephone enquires can be made to Navin Bhojani at 617-434-3062.

Very truly yours,


/s/ [ILLEGIBLE]
---------------------
Authorized Officer
BankBoston, N.A.